                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2007

                             FOX CHASE BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

     UNITED STATES                     1-32971              33-1145559
     -------------                     -------              ----------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)        Identification No.)

                4390 DAVISVILLE ROAD, HATBORO, PENNSYLVANIA 19040
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             -------------------------------------------------------------------
             YEAR.
             ----

         On October 23, 2007, Fox Chase Bancorp, Inc. (the "Company"), the holding company for Fox Chase Bank, amended: (1) Article VII of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares; and (2) Article III, Section 2 of the Company's Bylaws to decrease the size of the Board of Directors from eight to seven seats to eliminate the vacancy that existed. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

         (a) Financial Statements of Businesses Acquired: Not applicable

         (b) Pro Forma Financial Information:  Not applicable

         (c) Shell Company Transactions:  Not applicable

         (d) Exhibits

             Number       Description
             ------       -----------

             3.1          Amended and Restated Bylaws of Fox Chase Bancorp, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: October 24, 2007                   By: /s/ Jerry D. Holbrook
                                             -----------------------------------
                                             Jerry D. Holbrook
                                             Executive Vice President and Chief
                                             Financial Officer